Leases	12 Months Ended
Dec. 31, 2019
Leases [Abstract]
Leases
Leases

As of January 1, 2019, we adopted ASU 2016-02, Leases (Topic 842) using the modified retrospective method of adoption. We elected to use the transition option that allows us to initially apply the new lease standard at the adoption date and recognize a cumulative-effect adjustment, if any, to the opening balance of retained earnings in the year of adoption. Comparable periods continue to be presented under the guidance of the previous standard, ASC 840. ASC 842 requires lessees to recognize a lease liability and right-of-use asset on the balance sheet for operating leases. For lessors, the new accounting model remains largely the same, although some changes have been made to align it with the new lessee model and the new revenue recognition guidance, ASC 606, Revenue from Contracts with Customers. Our adoption of ASC 842 did not result in any material adjustments to retained earnings, changes in the timing or amounts of lease costs or changes to our leverage ratio as defined in our credit agreement.

We have both lessee and lessor arrangements. Our leases are evaluated at inception or at any subsequent modification. Depending on the terms, leases are classified as either operating or finance leases if we are the lessee, or as operating, sales-type or direct financing leases if we are the lessor, as appropriate under ASC 842.  Our lessee arrangements primarily include a terminalling and storage contract where we have exclusive use of dedicated tankage, leased pipelines and office buildings. Our lessor arrangements include pipeline capacity and storage contracts and our condensate splitter tolling agreement that qualify as operating leases under ASC 842. In addition, we have a long-term throughput and deficiency agreement with a customer that is being accounted for as a sales-type lease under ASC 842.

In accordance with ASC 842, we have made an accounting policy election to not apply the new standard to lessee arrangements with a term of one year or less and no purchase option that is reasonably certain of exercise. We will continue to account for these short-term arrangements by recognizing payments and expenses as incurred, without recording a lease liability and right-of-use asset.

We have also made an accounting policy election for both our lessee and lessor arrangements to combine lease and non-lease components. This election is applied to all of our lease arrangements as our non-lease components do not result in significant timing differences in the recognition of rental expenses or income.

Operating Leases – Lessee

We recognize a lease liability for each lease based on the present value of remaining minimum fixed rental payments (which includes payments under any renewal option that we are reasonably certain to exercise), using a discount rate that approximates the rate of interest we would have to pay to borrow on a collateralized basis over a similar term. We also recognize a right-of-use asset for each lease, valued at the lease liability, adjusted for prepaid or accrued rent balances existing at the time of initial recognition. The lease liability and right-of-use asset are reduced over the term of the lease as payments are made and the assets are used.

Related Party Operating Lease. We entered into a long-term terminalling and storage contract with Seabrook for exclusive use of dedicated tankage that provides our customers with crude oil storage capacity and dock access for crude oil imports and exports on the Texas Gulf Coast.

Minimum fixed rental payments are recognized on a straight-line basis over the life of the lease as costs and expenses on our consolidated statements of income. Variable and short-term rental payments are recognized as costs and expenses as they are incurred. Variable payments consist of amounts that exceed the contractual minimum rental payment (for example, payment increases tied to a change in a market index). Future minimum rental payments under operating leases with initial terms greater than one year as of December 31, 2019 are as follows (in thousands):

	Third Party Leases	Seabrook Lease	All Leases
2020	$18,607	$13,735	$32,342
2021	18,993	12,280	31,273
2022	18,869	9,919	28,788
2023	18,348	9,919	28,267
2024	14,341	9,643	23,984
Thereafter	19,748	30,858	50,606
Total future minimum rental payments	108,906	86,354	195,260
Present value discount	12,262	$12,754	$25,016
Total operating lease liability	$96,644	$73,600	$170,244

The following tables provide further information about our operating leases (dollars in thousands):

	Year Ended December 31, 2019
	Third Party Leases	Seabrook Lease	All Leases
Fixed lease cost	$19,171	$10,834	$30,005
Short-term lease cost	1,603	—	1,603
Variable lease cost	3,058	15,017	18,075
Total lease cost	$23,832	$25,851	$49,683

	As of and for the Year Ended December 31, 2019
	Third Party Leases	Seabrook Lease	All Leases
Current lease liability	$15,136	$11,085	$26,221
Long-term lease liability	$81,508	$62,515	$144,023
Right-of-use asset	$98,268	$73,600	$171,868

Operating cash flows for operating leases	$23,253	25,870	$49,123
Weighted average remaining lease term (years)	6	8	7
Weighted-average discount rate	3.9%	4.0%	4.0%

Rent expense was $34.8 million and $42.1 million, respectively, for years ended December 31, 2017 and 2018 and was recognized in accordance with ASC 840.

Operating Leases – Lessor

We recognize fixed rental income on a straight-line basis over the life of the lease as revenue on our consolidated statements of income. Variable rental payments are recognized as revenue in the period in which the circumstances on which the variable lease payments are based occur.
Future minimum payments receivable under operating leases with initial terms greater than one year as of December 31, 2019 are estimated as follows (in thousands):

2020	$47,687
2021	48,497
2022	35,569
2023	18,557
2024	18,296
Thereafter	54,472
Total	$223,078

We recognized variable lease revenue of $24.9 million, $51.8 million and $58.4 million, respectively, for the years ended December 31, 2017, 2018 and 2019, primarily related to our condensate splitter.

At December 31, 2019, property, plant and equipment utilized by our customers in operating lease arrangements consisted of: $231.2 million of processing equipment; $77.4 million of storage tanks; $49.8 million of pipeline and station equipment; and $32.1 million of other assets. The processing equipment primarily relates to our condensate splitter.

Sales-Type Lease – Lessor

We entered into a long-term throughput and deficiency agreement with a customer on a pipeline and related assets that we constructed in Texas and New Mexico, which contains minimum volume/payment commitments. Our customer has the option to purchase this pipeline and related assets at the end of the lease term for a nominal amount. This agreement was previously accounted for as a direct-financing lease under ASC 840 and is now being accounted for s a sales-type lease under ASC 842. The net investment under this arrangement as of December 31, 2018 and 2019 was as follows (in thousands):

	December 31, 2018	December 31, 2019
Total minimum lease payments receivable	$17,468	$15,721
Less: Unearned income	3,422	2,814
Recorded net investment in direct financing lease	$14,046	$12,907

The net investment in direct financing leases was classified in the consolidated balance sheets as follows (in millions):

	December 31, 2018	December 31, 2019
Other accounts receivable	$1,138	$1,190
Long-term receivables	12,908	11,717
Total	$14,046	$12,907

Future minimum payments receivable under this direct financing lease for the next five years are $1.7 million each year with $7.0 million due thereafter.